UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – June 4, 2020
(Date of earliest event reported)
____________________________________________

ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

____________________________________________

Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting held on June 4, 2020 (the "Annual Meeting"), the shareholders of Allegion plc (the “Company”):

(1)	elected all seven of the Company's nominees for director;

(2)	provided advisory approval of the compensation of the Company's named executive officers;

(3)	provided advisory approval to hold an advisory vote on the compensation of the Company's named executive officers every year;
(4) approved the appointment of PricewaterhouseCoopers to serve as the Company's independent auditors for the fiscal year ending December 31, 2020 and authorized the Audit and Finance Committee of the Board of Directors to set the auditors' remuneration;

(5)	approved renewal of the Board of Directors’ existing authority to issue shares; and

(6)	approved renewal of the Board of Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders.

Shares were voted on these proposals as follows:

Proposals 1(a)-(g). Election of seven (7) directors to hold office until the Company's next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Kirk S. Hachigian	67,957,245	8,121,185	406,462	3,706,055
(b)	Steven C. Mizell	75,576,879	793,410	114,603	3,706,055
(c)	Nicole Parent Haughey	74,738,644	1,633,172	113,076	3,706,055
(d)	David D. Petratis	70,800,050	2,769,623	2,915,219	3,706,055
(e)	Dean I. Schaffer	72,884,301	3,486,313	114,278	3,706,055
(f)	Charles L. Szews	74,849,452	1,518,763	116,677	3,706,055
(g)	Martin E. Welch III	74,403,829	1,968,265	112,798	3,706,055

Proposal 2. Advisory approval of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
69,274,537	4,212,987	2,997,368	3,706,055

Proposal 3. Advisory vote on whether an advisory shareholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years:

One	Two	Three	Abstain	Broker Non-Vote
75,166,658	44,011	1,143,498	130,725	3,706,055

In light of the shareholder vote on Proposal 3, the Company will hold an advisory vote on the compensation of the Company's named executive officers every year.

Proposal 4. Approval of the appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2020 and authorization of the Audit and Finance Committee of the Board of Directors to set the auditors' remuneration:

For	Against	Abstain	Broker Non-Vote
78,395,900	1,696,061	98,986	—

Proposal 5. Approval of renewal of the Board of Directors’ existing authority to issue shares.

For	Against	Abstain	Broker Non-Vote
79,090,723	1,027,772	72,452	—

Proposal 6. Approval of renewal of the Board of Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders.

For	Against	Abstain	Broker Non-Vote
79,604,183	458,814	127,950	—

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	June 8, 2020	/s/ Hatsuki Miyata
Hatsuki Miyata Secretary